EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Interactive Games, Inc. (the "Company") on Form 10-KSB for the year ended July 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Barry Hollander, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                     /s/Barry Hollander
                                                     -------------------------
                                                     Chief Financial Officer
                                                     November 14, 2006